Exhibit 10.50

FIRST AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

among

Sensata Management Company S.A.,

Sensata Investment Company S.C.A.,

Sensata Technologies Holding N.V.,

Funds managed by Bain Capital Partners, LLC or its Affiliates,

and

certain other Persons

Dated as of March [    ], 2010

i

6. OTHER RIGHTS	16
6.1. Information Rights	16
6.1.1. Historical Financial Information	16
6.1.2. Tax Information	16
6.1.3. Access	17
6.2. Expenses; Indemnity	18
6.3. Parent as Manager of Luxco; Election of Bain Directors	19
6.3.1. Actions	19
6.3.2. Board Size; Bain Directors	19
6.3.3. Removal	20
6.3.4. Expenses; Etc	20

7. DEFINITIONS	20

8. MISCELLANEOUS	25
8.1. No Inconsistent Agreements; Foreign Registration	25
8.2. Adjustments Affecting Luxco Registrable Securities	25
8.3. Remedies	26
8.4. Amendment and Waiver	26
8.5. Successors and Assigns; Transferees	26
8.6. Severability	26
8.7. Counterparts	26
8.8. Descriptive Headings	26
8.9. Notices	26
8.10. Delivery by Facsimile	29
8.11. Governing Law	30

ii

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This First Amended and Restated Investor Rights Agreement (this “Agreement”) is made as of March [    ], 2010 by and among:

(i)	Sensata Management Company S.A., a société anonyme organized under the laws of the Grand Duchy of Luxembourg (“Parent”);

(ii)	Sensata Investment Company S.C.A., a société en commandite par actions organized under the laws of the Grand Duchy of Luxembourg (“Luxco”);

(iii)	Sensata Technologies Holding N.V. (f/k/a Sensata Technology Holding B.V.), a public limited liability company incorporated under the laws of the Netherlands (“Dutchco”);

(iv)	Funds managed by Bain Capital Partners, LLC or its Affiliates (together with their respective Affiliates, “Bain”);

(v)	each Person executing this Agreement and listed as an Other Investor on the signature pages hereto (collectively, the “Other Investors” and together with Bain, the “Investors”); and

(vi)	such other Persons, if any, that from time to time become parties hereto (collectively, together with the Investors, the “Securityholders”).

RECITALS

1. In connection with the prior sale by Texas Instruments Incorporated, a Delaware corporation (“Seller”), and purchase by Sensata Technologies B.V., a private limited liability company organized under the laws of the Netherlands (“Buyer”), of the sensors and control business of Seller pursuant to that certain Asset and Stock Purchase Agreement, dated as of January 8, 2006, Parent, Luxco, Dutchco and the Securityholders entered into that certain Investor Rights Agreement, dated as of April 27, 2006 (the “Prior Agreement”).

2. Dutchco intends to make an initial public offering of its ordinary shares (the “Dutchco IPO”) pursuant to a registration statement on Form S-1 filed November 25, 2009, as amended.

3. Prior to the Dutchco IPO, Luxco owns 99.99% of the outstanding securities of Dutchco (with the remainder held by certain employees of Luxco and its Subsidiaries), which in turn owns 100% of the outstanding securities of Sensata Intermediate Holding Company, B.V., which in turn owns 100% of the outstanding securities of Buyer.

3. Luxco, as of the date hereof, is authorized by the Articles (as defined below) to issue securities consisting of 790,909 Ordinary Shares, par value €1.25 per ordinary share, 493,527,216 Series 1 Preferred Equity Certificates, par value €1.25 per certificate (“Series 1 PECs”), 138,409,075 convertible preferred equity certificates, par value €1.25 per certificate (“CPECs”).

4. Luxco and the Investors are parties to that certain Investor Equity Subscription Agreement, dated as of April 27, 2006 (the “Subscription Agreement”), pursuant to which the Investors subscribed for Ordinary Shares of the Luxco, Series 1 PECs, and CPECs. Each of the Investors owns the number and class of securities set forth opposite its name on the “Schedule of Holders” attached hereto in its capacity as a limited securityholder of Luxco. Parent is the manager and unlimited securityholder of Luxco

5. In connection with the Dutchco IPO, Parent, Luxco, Dutchco and the Securityholders desire to amend and restate the Prior Agreement, and have so approved an amendment and restatement by executing this Agreement. Unless otherwise noted in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.	LUXCO DEMAND REGISTRATIONS.

1.1. Requests for Registration. At any time prior to Luxco’s Initial Public Offering, Bain may initiate the registration of Luxco securities in Luxco’s Initial Public Offering. Subject to the other provisions of Section 1, Bain may initiate an unlimited number of registrations of all or part of their Luxco Registrable Securities on Form S-1 or any successor or similar long-form registration (“Long-Form Registrations”) and, if available, an unlimited number of registrations of all or part of their Luxco Registrable Securities on Form S-2 or S-3 or any successor or similar short-form registration (“Short-Form Registrations” and, collectively with Long Form Registrations, “Demand Registrations”).

1.2. Demand Notice. All requests for Demand Registrations shall be made by giving written notice (a “Demand Notice”) to Luxco. Each Demand Notice shall specify the approximate number of Luxco Registrable Securities requested to be registered. Within ten days after receipt of any such Demand Notice, Luxco will give written notice of such requested registration to all other holders of Luxco Registrable Securities and, subject to Section 1.5, will include in such registration (and in all related registrations and qualifications under securities laws or in compliance with other registration requirements and in any related underwriting) all Luxco Registrable Securities with respect to which Luxco has received written requests for inclusion therein within 15 days after the delivery of Luxco’s notice.

1.3. Demand Registration Expenses. Luxco will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective.

1.4. Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever Luxco is permitted to use any applicable short-form (unless the managing underwriter(s) of such offering requests Luxco to use a Long-Form Registration in order to sell all of the Luxco Registrable Securities requested to be sold). After Luxco has become subject to the reporting requirements of the Securities Exchange Act, Luxco will use its best efforts to make Short-Form Registrations available for the sale of Luxco Registrable Securities. Bain may, in connection with any Demand Registration requested by such holders that is a Short-Form Registration, require Luxco to file such Short-Form Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor or similar rule then in effect) (a “Shelf Registration”).

1.5. Priority on Demand Registrations. Luxco shall not include in any Demand Registration any securities which are not Luxco Registrable Securities without the prior written consent of the holders of a majority of the Luxco Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises Luxco in writing that in its opinion the number of Luxco Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Luxco Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then Luxco shall include in such registration, prior to the inclusion of any securities that are not Luxco Registrable Securities, the number of Luxco Registrable Securities requested to be included in such offering that, in the opinion of such underwriter(s), can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Luxco Registrable Securities owned by each such holder, and only then securities that are not Luxco Registrable Securities if the managing underwriter(s) has advised that such securities may be included.

1.6. Restrictions on Demand Registrations. Luxco will not be obligated to effect any Demand Registration within 90 days after the closing of a Public Offering (other than on Form S-4 or Form S-8 or any successor or similar form, but including the closing of an underwritten distribution pursuant to a Shelf Registration). Luxco may postpone for up to 30 days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as Luxco determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by Luxco or any of the Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction; provided, however, that in such event, Luxco will pay all Registration Expenses in connection with such registration. Luxco may not postpone a Demand Registration more than two (2) times in any twelve-month period.

1.7. Selection of Underwriters. Bain will have the right to select the underwriter or underwriters to administer the offering, provided that such selection will be subject to the approval of the Parent Board, which approval will not be unreasonably withheld or delayed.

1.8. Other Registration Rights. Luxco represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of Luxco, other than the Securityholders Agreement and the Luxco Management Plan. Except as provided in this Agreement, Luxco shall not grant to any Persons the right to request Luxco to register any equity securities of Luxco, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of Bain; provided that without such written consent, (a) Luxco may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Luxco Registrable Securities with respect to such Piggyback Registrations; and (b) Luxco may grant rights to other Persons to request registrations so long as the holders of Luxco Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of securities owned by each such holder.

2.	DUTCHCO DEMAND REGISTRATIONS.

2.1. Requests for Registration. Subject to the other provisions of Section 2, Luxco, at the request of Bain, may initiate an unlimited number of Long-Form Registrations and, if available, Short-Form Registrations of Dutchco securities.

2.2. Demand Notice. All requests for Demand Registrations shall be made by Bain giving a Demand Notice to Luxco and Luxco delivering such Demand Notice to Dutchco. Each Demand Notice shall specify the approximate number of Dutchco Registrable Securities requested to be registered. Within ten days after receipt of any such Demand Notice, Dutchco will give written notice of such requested registration to all other holders of Dutchco Registrable Securities and, subject to Section 2.5, will include in such registration (and in all related registrations and qualifications under securities laws or in compliance with other registration requirements and in any related underwriting) all Dutchco Registrable Securities with respect to which Dutchco has received written requests for inclusion therein within 15 days after the delivery of Dutchco’s notice.

2.3. Demand Registration Expenses. Dutchco will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective.

2.4. Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever Dutchco is permitted to use any applicable short-form (unless the underwriter of such offering requests Dutchco to use a Long-Form Registration in order to sell all of the Dutchco Registrable Securities requested to be sold). After Dutchco has become subject to the reporting requirements of the Securities Exchange Act, Dutchco will use its best efforts to make Short-Form Registrations available for the sale of Dutchco Registrable Securities. Luxco may, at Bain’s request, in connection with any Demand Registration requested by Luxco that is a Short-Form Registration, require Dutchco to file such Short-Form Registration with the Securities and Exchange Commission as a Shelf Registration.

2.5. Priority on Demand Registrations. Dutchco shall not include in any Demand Registration any securities which are not Dutchco Registrable Securities without the prior written consent of the holders of a majority of the Dutchco Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises Dutchco in writing that in its opinion the number of Dutchco Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Dutchco Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then Dutchco shall include in such registration, prior to the inclusion of any securities that are not Dutchco Registrable Securities, the number of Dutchco Registrable Securities requested to be included in such offering that, in the opinion of such underwriter(s), can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Dutchco Registrable Securities owned by each such holder, and only then securities that are not Dutchco Registrable Securities if the managing underwriter(s) has advised that such securities may be included.

2.6. Restrictions on Demand Registrations. Dutchco will not be obligated to effect any Demand Registration within 90 days after the closing of a Public Offering (other than on Form S-4 or Form S-8 or any successor or similar form, but including the closing of an underwritten distribution pursuant to a Shelf Registration). Dutchco may postpone for up to 30 days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as Dutchco determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by Dutchco or any of the Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction; provided, however, that in such event, Dutchco will pay all Registration Expenses in connection with such registration. Dutchco may not postpone a Demand Registration more than two (2) times in any twelve-month period.

2.7. Selection of Underwriters. Luxco will have the right to select the underwriter or underwriters to administer the offering, provided that such selection will be subject to the approval of the Dutchco Board, which approval will not be unreasonably withheld or delayed.

2.8. Other Registration Rights. Dutchco represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of Dutchco, other than the Securityholders Agreement and the Dutchco Management Plans. Except as provided in this Agreement, Dutchco shall not grant to any Persons the right to request Dutchco to register any equity securities of Dutchco, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of Luxco; provided that without such written consent, (a) Dutchco may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Dutchco Registrable Securities with respect to such Piggyback Registrations; and (b) Dutchco may grant rights to other Persons to request registrations so long as the holders of Dutchco Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of securities owned by each such holder.

3.	PIGGYBACK REGISTRATIONS.

3.1. Right to Piggyback. Whenever Luxco or the Dutchco proposes to register any of its securities under the Securities Act (other than (a) in an Initial Public Offering, (b) pursuant to a Demand Registration to which Section 1 is applicable or (c) in connection with registration on Form S-4 or Form S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Issuer will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 3.3 and 3.4 below, will include in such registration all Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within 30 days after the delivery of the Issuer’s notice. Each such Company notice shall specify the approximate number of Company equity securities to be registered.

3.2. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Issuer in all Piggyback Registrations, whether or not any such registration becomes effective.

3.3. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Issuer and the managing underwriter(s) advises the Issuer in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Issuer will include in such registration: (a) first, the securities the Issuer proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (c) third, other securities requested to be included in such registration.

3.4. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Registrable Securities (other than the Issuer or Bain, as applicable), and the managing underwriter(s) advises the Issuer in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Issuer will include in such registration: (a) first, the securities requested to be included therein by the holders requesting registration, and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of shares owned by each such holder, and (b) second, other such securities requested to be included in such registration.

4.	REGISTRATION GENERALLY.

4.1. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Issuer will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Issuer will as expeditiously as possible:

(a) prepare and (within 60 days after the end of the period within which requests for inclusion in such registration may be given to the Issuer) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Issuer will furnish to the counsel selected by the Bain to be included in any Demand Registration copies of all such documents proposed to be filed, which documents will be subject to review by such counsel);

(b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective for a period (A) of not less than 180 days (subject to extension pursuant to Section 4.3(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, (B) of less than 180 days, which period will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), or (C) in the case of a Shelf Registration, ending on the earlier of (I) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, (II) the second anniversary of the effective date of such Shelf Registration and (III) such other date determined by Bain, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Issuer will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Issuer’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Issuer will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Issuer’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(m) provide a legal opinion of the Issuer’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

(n) cooperate with the sellers of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

(o) notify counsel for the sellers of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(p) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(q) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(r) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. or any similar Person.

The Issuer may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Issuer such information relating to the sale or registration of such securities regarding such seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing.

4.2. Registration Expenses.

(a) All expenses incident to the Issuer’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Issuer and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Issuer (all such expenses being herein called “Registration Expenses”), will be paid by the Issuer in respect of each Demand Registration and each Piggyback Registration, whether or not it has become effective, including that the Issuer will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Issuer are then listed or on the NASD automated quotation system.

(b) In connection with each Demand Registration and each Piggyback Registration, whether or not it has become effective, the Issuer will pay, and reimburse the holders of Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and such expenses shall be considered Registration Expenses hereunder.

4.3. Participation in Underwritten Offerings.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Issuer to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 4.1(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4.1(e). In the event the Issuer shall give any such notice, the applicable time period mentioned in Section 4.1(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.1(e).

4.4. Holdback Agreements.

4.4.1. Securityholder Holdback. To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Issuer, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during (a) with respect to the Issuer’s Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from the Issuer of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven days prior to and the 90-day period beginning on the date of commencement of such distribution, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree.

4.4.2. Issuer Holdback. The Issuer shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during (a) with respect to the Issuer’s Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect an underwritten distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Issuer will promptly notify all other holders of Registrable Securities of the date of the commencement of such distribution), the seven days prior to and the 90-day period beginning on the date of the commencement of such distribution, in each case except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8, and in each case unless the underwriters managing the registered public offering otherwise agree.

4.5. Current Public Information. At all times after the Issuer has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Issuer will timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

5.	INDEMNIFICATION.

5.1. Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and, as applicable, its officers, directors, trustees, employees, stockholders, holders of beneficial interests, members, and general and limited partners (collectively, “Indemnitees”) and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer will reimburse such holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Issuer, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Issuer by such holder expressly for use therein. In connection with an underwritten offering, the Issuer will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

5.2. Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Issuer and its Indemnitees against any losses, claims, damages, liabilities, joint or several, to which the Issuer or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Issuer by such holder expressly for use therein, and such holder will reimburse the Issuer and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

5.3. Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

5.4. Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

5.5. Contribution. If the indemnification provided for in this Section 5 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect not only the relative benefits received by the Issuer on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Issuer on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Issuer bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Issuer on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Issuer or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuer and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission, or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or any similar securities law) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.6. Other Rights. The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

6.	OTHER RIGHTS.

6.1. Information Rights.

6.1.1. Historical Financial Information. To the extent permitted by applicable laws, Luxco and/or Dutchco as Bain may request will furnish to Bain (including Fund IX and Fund IX Coinvestment) the following information so long as Bain owns securities of Luxco:

(a) As soon as available, and in any event within 120 days after the end of each fiscal year of Dutchco (or, if earlier, not later than 15 days prior to the date by which Bain (or its controlling Affiliate(s)) reasonably believes it is required to file (including to maintain any relevant eligibility) with the Securities Commission financial statements that incorporate or include the results of Dutchco and its Subsidiaries for such fiscal year-end), the audited consolidated balance sheet of Dutchco and its Subsidiaries as at the end of each such fiscal year and the audited consolidated statements of income, cash flows and changes in securityholders’ equity for such year of Dutchco and its Subsidiaries, setting forth in each case in comparative form the figures for the next preceding fiscal year, accompanied by the report of independent certified public accountants of recognized national standing, to the effect that, except as set forth therein, such consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a basis consistent with prior years and fairly present in all material respects the financial condition of Dutchco and its Subsidiaries as of the dates thereof and the results of their operations and changes in their cash flows and securityholders’ equity for the periods covered thereby.

(b) As soon as available, and in any event within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter) of Dutchco (or, if earlier, not later than 15 days prior to the date by which Bain (or its controlling Affiliate(s)) reasonably believes it is required to file (including to maintain any relevant eligibility) with the Securities Commission financial statements that incorporate or include the results of Dutchco and its Subsidiaries for such fiscal quarter), the consolidated balance sheet of Dutchco and its Subsidiaries as at the end of such quarter and the consolidated statements of income, cash flows and changes in securityholders’ equity for such quarter and the portion of the fiscal year then ended of Dutchco and its Subsidiaries, setting forth in each case the figures for the corresponding periods of the previous fiscal year in comparative form, all in reasonable detail and all prepared in accordance with GAAP consistently applied.

(c) As soon as available, and in any event within 30 days after the end of each month (other than the last month of a fiscal quarter), the consolidated balance sheet of Dutchco and its Subsidiaries as at the end of such month and the consolidated statements of income, cash flows for such month and the portion of the fiscal year then ended of Dutchco and its Subsidiaries (to the extent prepared by Dutchco or its operating Subsidiary), setting forth in each case the figures for the corresponding periods of the previous fiscal year in comparative form, all in reasonable detail.

6.1.2. Tax Information. Within 120 days after the end of each fiscal year, Luxco shall cause to be delivered to Bain all information necessary for the preparation of Bain’s income tax returns (whether federal, state or foreign).

6.1.3. Access.

(a) General. So long as Bain owns securities of Luxco, to the extent permitted by applicable laws, Bain (including Fund IX and Fund IX Coinvestment) shall have the right to (i) inspect, during normal business hours upon reasonable advance notice to Luxco and its Subsidiaries, as applicable, and without unreasonably interfering with Luxco’s and the Subsidiaries’, as applicable, normal business operations, such of Luxco’s and its Subsidiaries’ facilities, records, files and other information as it may reasonably request and (ii) meet with Luxco’s and its Subsidiaries’ officers, other management personnel, and outside accountants to obtain such information regarding Luxco and its Subsidiaries and their respective businesses and prospects as it may reasonably request.

(b) VCOC Members. Each Affiliated Fund of Bain that directly or indirectly has an interest in Luxco, in each case that is intended to qualify as a “venture capital operating company” as defined in the United States Department of Labor Regulations Section 2510.3-101 et.seq. (the “Plan Asset Regulations”), including for the avoidance of doubt, each of Fund IX and Fund IX Coinvest (each, a “VCOC Member”), for so long as the VCOC Member, directly or through one or more conduit Subsidiaries, continues to hold any securities of Luxco (without limitation or prejudice of any the rights provided to the Securityholders hereunder), Luxco shall, with respect to each such VCOC Member:

(i) To the extent not otherwise provided in this Agreement, provide such VCOC Member or its designated representative with:

(a)	the right to visit and inspect any of the offices and properties of Luxco and its Subsidiaries and inspect and copy the books and records of Luxco and its Subsidiaries, as the VCOC Member shall reasonably request;

(b)	to the extent Luxco (or its Subsidiaries) is required by law or pursuant to the terms of any outstanding indebtedness of Luxco to prepare certain reports, any annual reports, quarterly reports, and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act actually prepared by Luxco (or its Subsidiaries) as soon as available; and

(c)	copies of all materials provided to the Parent Board, provided that Luxco shall be entitled to exclude portions of such materials to the extent providing such portions would be reasonably likely to result in the waiver of attorney-client privilege.

(ii) Make appropriate officers of Luxco and its Subsidiaries available periodically and at such times as reasonably requested by the VCOC Member for consultation with the VCOC Member or its designated representative with respect to matters relating to the business and affairs of Luxco and its Subsidiaries, including significant changes in management personnel and compensation of employees, introduction of new lines of business, important acquisitions or dispositions of plants and equipment, significant research and development programs, the purchasing or selling of important trademarks, licenses or concessions, or the proposed commencement or compromise of significant litigation;

(iii) To the extent consistent with applicable law (and with respect to events which require public disclosure, only following Luxco’s public disclosure thereof through applicable securities law filings or otherwise), inform the VCOC Member or its designated representative in advance with respect to any significant corporate actions, including extraordinary dividends, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the organizational documents of Luxco, and to provide the VCOC Member or its designated representative with the right to consult with Luxco with respect to such actions; and

(iv) Provide the VCOC Member or its designated representative with such other rights of consultation which the VCOC Member’s counsel may determine to be reasonably necessary under applicable legal authorities to qualify its investment in Luxco as a “venture capital investment” for purposes of the Plan Asset Regulations.

Luxco agrees to consider the recommendations of the VCOC Member or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by Luxco.

6.2. Expenses; Indemnity. Luxco and its Subsidiaries, jointly and severally, will pay, and will indemnify, exonerate and hold each holder of Registrable Securities and, as applicable, its Indemnitees free and harmless from and against any and all liability for payment of, the out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by the Indemnitees or any of them before or after the date of this Agreement, in connection with: (a) negotiation and execution of this Agreement and the other agreements entered into by the Indemnitees in connection with the Acquisition (the “Transaction Agreements”), (b) any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the other Transaction Agreements, or the Articles, and (c) the interpretation of, and enforcement of the rights granted under, this Agreement, the other Transaction Agreements, or the Articles. If and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, Luxco and its Subsidiaries, jointly and severally, hereby agree to make the maximum contribution to the payment and satisfaction of each of the foregoing indemnified liabilities that is permissible under applicable law. The rights of any Indemnitee to indemnification in this Section 6.2 will be in addition to any other rights any such Person may have under this agreement, any other agreement or instrument referenced above or any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation.

6.3. Parent as Manager of Luxco; Election of Bain Directors.

6.3.1. Actions. From and after the date of this Agreement and until the provisions of this Section 6.3 cease to be effective, Bain shall vote any and all voting securities of the Parent or Luxco over which Bain has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a holder of securities, director or officer of Parent or Luxco or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings, and voting its ordinary shares, if any, of Dutchco), and each of Parent and Luxco shall take all necessary and desirable actions within its control (including, without limitation, calling special board and securityholder meetings, and voting their shares in the Dutchco and its Subsidiaries), in order to give effect to the provisions of this Section 6.3.

6.3.2. Board Size; Bain Directors. So long as Bain (i) owns any Securities of Luxco and (ii) Luxco, Bain, the other non-employee shareholders of Luxco as of the date hereof, and their respective affiliates, when taken together, continue to own at least 50% of the outstanding ordinary shares of Dutchco:

(a) Bain shall determine the size of the Parent Board, the Dutchco Board, and the U.S. Company Board;;

(b) Bain shall have the right to designate each director of the Parent Board, the Dutchco Board, and the U.S. Company Board, and any such designee of Bain shall be elected to the Parent Board, the Dutchco Board, or the U.S. Company Board, as applicable (each, a “Bain Director”), subject to the rights of any other Person to designate directors to such boards pursuant to this Agreement (including, for the avoidance of doubt, the rights of Fund IX and Fund IX Coinvestment set forth immediately below), the Securityholders Agreement, or applicable law;

(c) Fund IX shall have the right to designate one representative to be elected to each of the Parent Board, the Dutchco Board, and the U.S. Company Board, which such designee(s) shall be elected to the Parent Board, the Dutchco Board, and the U.S. Company Board; and

(d) Fund IX Coinvestment shall have the right to designate one representative to be elected to each of the Parent Board, the Dutchco Board, and the U.S. Company Board, which such designee(s) shall be elected to the Parent Board, the Dutchco Board, and the U.S. Company Board.

6.3.3. Removal. With respect to any Person entitled to designate a director pursuant to Section 6.3.3, the directors appointed by such Person shall be removed from the Parent Board, the Dutchco Board, and/or the U.S. Company Board (with or without cause) at the written request of such Person and only upon such written request and under no other circumstances (except as otherwise required by law).

6.3.4. Expenses; Etc. Parent or the Dutchco, as applicable, shall pay (or cause to be paid) the reasonable out-of-pocket expenses incurred by any Bain Director in connection with attending meetings of the Parent Board, the Dutchco Board and the U.S. Company Board, as applicable, subject to reasonable documentation of such expenses in accordance with the Parent’s, Dutchco’s, and the U.S. Company’s policies. The organizational documents of Parent, Dutchco, and the U.S. Company shall provide for indemnification of directors to the fullest extent of the law. All Bain Directors will be entitled to the benefit of director and officer liability insurance and other director indemnification protections in quality and scope at least as favorable as those applicable to the other members of the Parent Board, the Dutchco Board, and the U.S. Company Board. Without the prior written consent of Bain, none of the Parent, the Dutchco, or the U.S. Company shall alter, modify or amend such indemnification and exculpatory provisions in any manner that would reasonably be expected to adversely affect the rights of any director nominated by Bain in his or her capacity as a director from and after the Closing. The parties acknowledge and agree that each of the foregoing directors of Parent, Dutchco, and the U.S. Company shall be deemed to be a direct and irrevocable third party beneficiary of the agreements and covenants set forth in this Section 6.3.5, with the right to enforce such agreements and covenants as fully as if each such director was a party to this Agreement.

7.	DEFINITIONS.

“Affiliate” means, (a) with respect to any Person, (i) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither Luxco nor any of its subsidiaries shall be deemed an Affiliate of any of the Securityholders (and vice versa) and none of the Securityholders shall be deemed Affiliates of each other solely as a result of their relationship with respect to Luxco, (ii) if such Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to such Person or an Affiliate thereof and (iii) if such Person is a natural Person, any Family Member of such natural Person.

“Affiliated Fund” shall mean, with respect to any specified Person, an investment fund that is an Affiliate of such Person or an entity that is directly or indirectly wholly-owned by such Person or one or more of such funds (other than a portfolio company of any such fund).

“Agreement” shall have the meaning set forth in the Preface.

“Articles” means Luxco’s Articles of Association and the terms of the PECs and the CPECs, each as amended from time to time in accordance with the terms thereof.

“Bain” shall have the meaning set forth in the Preface.

“CCMPA” means Asia Opportunity Fund II, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and AOF II Employee Co-Invest Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.

“CPECs” shall have the meaning set forth in the Recitals.

“Demand Notice” shall have the meaning set forth in Section 1.2.

“Demand Registrations” shall have the meaning set forth in Section 1.1.

“Dutchco” shall have the meaning set forth in the Preface.

“Dutchco Board” means the managing board of Dutchco.

“Dutchco Management Plans” means the 2006 Dutchco Management Option Plan and the 2006 Dutchco Management Securities Purchase, in each case, along with any attachments thereto and any award agreements entered into pursuant to the terms thereof.

“Dutchco Registrable Securities” means (i) any Ordinary Shares of Dutchco issued to or otherwise acquired by Luxco or the Investors, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. As to any particular securities constituting Dutchco Registrable Securities, such shares will cease to be Dutchco Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or any similar law of a country other than the United States. For purposes of this Agreement, a Person will be deemed to be a holder of Dutchco Registrable Securities whenever such Person has the right to acquire directly or indirectly such Dutchco Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. For purposes of Section 2.5 only, Dutchco Registrable Securities shall also include any Management Dutchco Securities.

“Exchange Act” means the Securities Exchange Act of 1934 or any similar law of any country other than the United States, each as amended, or any successor law then in force.

“Family Member” means, with respect to any natural Person, such Person’s spouse and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains at all times solely for the benefit of such Person’s spouse and/or descendants.

“Fund IX” means Bain Capital Fund IX, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.

“Fund IX Coinvestment” means Bain Capital IX Coinvestment Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.

“Holdco” shall have the meaning set forth in Section 7.2.

“Indemnitees” shall have the meaning set forth in Section 5.1.

“Initial Public Offering” means, with respect to Luxco or Dutchco, the initial firm underwritten Public Offering registered under the Securities Act (other than a registration statement on From S-4 or S-8 (or any successor or similar form under the Securities Act)).

“Investor” shall have the meaning set forth in the Preface.

“Issuer” means Luxco, with respect to any Public Offering by Luxco, and Dutchco, with respect to any Public Offering by Dutchco.

“Long-Form Registrations” shall have the meaning set forth in Section 1.1.

“Luxco” shall have the meaning set forth in the Preface.

“Luxco Management Plan” means the 2006 Luxco Management Securities Purchase, along with any attachments thereto and any award agreements entered into pursuant to the terms thereof.

“Luxco Registrable Securities” means (i) any Ordinary Shares of Luxco issued to or otherwise acquired by the Investors, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. As to any particular securities constituting Luxco Registrable Securities, such shares will cease to be Luxco Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or any similar law of a country other than the United States. For purposes of this Agreement, a Person will be deemed to be a holder of Luxco Registrable Securities whenever such Person has the right to acquire directly or indirectly such Luxco Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. For purposes of Section 1.5 only, Luxco Registrable Securities shall also include any Other Investor Securities and Management Luxco Securities.

“Management Dutchco Securities” means (i) any Ordinary Shares of Dutchco issued to or otherwise acquired by employees of Subsidiaries of Dutchco pursuant to the Dutchco Management Plans, including, without limitation, upon conversion of Dutchco’s deferred payment certificates into Ordinary Shares of Dutchco, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. As to any particular securities constituting Management Dutchco Securities, such shares will cease to be Management Dutchco Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or any similar law of a country other than the United States. For purposes of this Agreement, a Person will be deemed to be a holder of Management Dutchco Securities whenever such Person has the right to acquire directly or indirectly such Management Dutchco Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Management Luxco Securities” means (i) any Ordinary Shares of Luxco issued to or otherwise acquired by employees of Subsidiaries of Luxco pursuant to the Luxco Management Plan, including, without limitation, upon conversion of CPECs into Ordinary Shares of Luxco, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. As to any particular securities constituting Management Luxco Securities, such shares will cease to be Management Luxco Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or any similar law of a country other than the United States. For purposes of this Agreement, a Person will be deemed to be a holder of Management Luxco Securities whenever such Person has the right to acquire directly or indirectly such Management Luxco Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Ordinary Shares” means, as it relates to Luxco, the Ordinary Shares of Luxco, par value €1.25 per share, and, as it relates to Dutchco, the Ordinary Shares of Dutchco, par value €0.01 per share.

“Other Investor” shall have the meaning set forth in the Preface.

“Other Investor Securities” means (i) any Ordinary Shares of Luxco issued to or otherwise acquired by CCMPA and K&E Investment Partners, LP, a Delaware limited partnership, pursuant to the Subscription Agreement, including, without limitation, upon conversion of CPECs into Ordinary Shares of Luxco, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or upon conversion thereof. As to any particular securities constituting Other Investor Securities, such shares will cease to be Other Investor Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or any similar law of a country other than the United States. For purposes of this Agreement, a Person will be deemed to be a holder of Other Investor Securities whenever such Person has the right to acquire directly or indirectly such Other Investor Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Parent” shall have the meaning set forth in the Preface.

“Parent Board” means the board of directors of Parent.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

“Piggyback Registration” shall have the meaning set forth in Section 3.1.

“Public Offering” means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Registrable Securities” means Luxco Registrable Securities or Dutchco Registrable Securities, as applicable.

“Registration Expenses” shall have the meaning set forth in Section 4.2.

“Securities Act” means the Securities Act of 1933 or any similar law of any country other than the United States, each as amended, or any successor law then in force.

“Securities and Exchange Commission” includes any governmental body or agency responsible for administering federal securities laws in the United States or the equivalent body of any other country.

“Securities Exchange Act” means the Securities Exchange Act of 1934 or any similar law of any country other than the United States, each as amended, or any successor law then in force.

“Securityholders Agreement” means that certain Securityholders Agreement, dated as of the date hereof, by and among Parent, Luxco, Dutchco, Bain, and CCMPA.

“Securityholders” shall have the meaning set forth in the Preface.

“Series 1 PECs” shall have the meaning set forth in the Recitals.

“Shelf Registration” shall have the meaning set forth in Section 1.4.

“Short-Form Registrations” shall have the meaning set forth in Section 1.1.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Transaction Agreements” shall have the meaning set forth in Section 6.2.

“U.S. Company” means Sensata Technologies, Inc., a Delaware corporation.

“U.S. Company Board” means the board of directors of the U.S. Company.

“VCOC Member” shall have the meaning set forth in Section 6.1.3(b).

8.	MISCELLANEOUS.

8.1. No Inconsistent Agreements; Foreign Registration. Luxco will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. In the event the Board and Bain approve a Public Offering or a sale of the securities of Luxco or Dutchco pursuant to the securities laws of a country other than the United States of America, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in a substantial manner to any offering or sale under such foreign securities laws.

8.2. Adjustments Affecting Luxco Registrable Securities. Luxco will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Luxco Registrable Securities to include such Luxco Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Luxco Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares). If the holders of Luxco Registrable Securities create a new holding company (“Holdco”), the result of which is that the stockholders of Luxco immediately before such event become all the stockholders of Holdco, then in each instance the provisions of this Agreement will, in addition to applying to Luxco, also apply to Holdco in the same manner as if Holdco were substituted for Luxco throughout this Agreement.

8.3. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

8.4. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Luxco and Bain Capital Partners, LLC, a Delaware limited liability company, on behalf of Bain; provided that Section 6.1.3(b) or Section 6.3.2(c) or (d) may not be amended without the prior written consent of any VCOC Member adversely affected thereby. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

8.5. Successors and Assigns; Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

8.6. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8.7. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

8.8. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

8.9. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given, delivered, and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8.9 prior to

5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York time) on any Business Day and earlier than 11:59 p.m. (New York time) on such day, (iii) one (1) Business Day after when sent, if sent by nationally recognized overnight courier service (charges prepaid), or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

To Luxco:

Sensata Investment Company S.C.A.

5, Parc d’Activité Syrdall

L-5365 Munsbach

Luxembourg

Attention:    Mrs. Ailbhe Jennings

Telephone No.: 352-0-2615-7232

Facsimile No.: 352-0-2615-7222

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:    Jeffrey C. Hammes, P.C.

 Matthew E. Steinmetz, P.C.

 Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Dutchco:

Sensata Technologies Holding N.V.

c/o Sensata Technologies, Inc.

529 Pleasant Street

Attleboro, Massachusetts, 02703

Attention:    Chief Financial Officer

Telephone No.: (508) 236-3800

Facsimile No.: [            ]

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:    Jeffrey C. Hammes, P.C.

 Matthew E. Steinmetz, P.C.

 Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Parent:

Sensata Management Company S.A.

5, Parc d’Activité Syrdall

L-5365 Munsbach

Luxembourg

Attention:    Mrs. Ailbhe Jennings

Telephone No.: 352-0-2615-7232

Facsimile No.: 352-0-2615-7222

with a copy (which shall not constitute notice) to Bain and to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:    Jeffrey C. Hammes, P.C.

 Matthew E. Steinmetz, P.C.

 Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Bain:

c/o Bain Capital Partners, LLC

745 Fifth Avenue

New York, New York 10151

Attention:    Paul Edgerley

 Stephen M. Zide

Telephone No.: 212-326-9420

Facsimile No.: 212-421-2225

and, if to Bain Capital Fund VIII-E, L.P., to:

Bain Capital Fund VIII-E, L.P.

Devonshire House 6th floor, Mayfair Place

London, England W1J 8AJ

Attention:    Walid Sarkis

Telephone No.: 44 (20) 7514-5252

Facsimile No.: 44 (20) 7514-5250

and, if to any of Prospect Harbor Credit Partners, L.P., Sankaty Credit

Opportunities, L.P., Sankaty Credit Opportunities II, L.P., and Sankaty High

Yield Partners III, L.P., to:

c/o Sankaty Advisors, LLC

111 Huntington Avenue

Boston, MA 02119

Attention:    Jonathan Lavine

Telephone No.: 617-516-2000

Facsimile No.: 617-516-2010

and, if to Brookside Capital Partners Fund, L.P., to:

Brookside Capital Partners Fund, L.P.

c/o Brookside Capital, LLC

111 Huntington Avenue

Boston, MA 02119

Attention:    Domenic Ferrante

Telephone No.: 617-516-2000

Facsimile No.: 617-516-2010

and, in any event, with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:    Jeffrey C. Hammes, P.C.

 Matthew E. Steinmetz, P.C.

 Jeffrey W. Richards, P.C.

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

To Other Investor:

K&E Investment Partners, LP

300 North LaSalle

Chicago, Illinois 60654

Attention:    Nuala Murray

Telephone No.: 312-862-2000

Facsimile No.: 312-862-2200

8.10. Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

8.11. Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of Luxco and its Securityholders. All other issues concerning this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

*    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this First Amended and Restated Investor Rights Agreement as of the day and year first above written.

PARENT:

SENSATA MANAGEMENT COMPANY S.A.

By:
Name:
Its:

LUXCO:

SENSATA INVESTMENT COMPANY S.C.A.

By:	Sensata Management Company S.A.
Its:	Manager

By:
Name:
Its:

DUTCHCO:

SENSATA TECHNOLOGIES HOLDING N.V.

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

BAIN:

BAIN CAPITAL FUND VIII, L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BAIN CAPITAL VIII COINVESTMENT FUND, L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BAIN CAPITAL FUND VIII-E, L.P.

By:	Bain Capital Partners VIII-E, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

BAIN CAPITAL FUND IX, L.P.

By:	Bain Capital Partners IX, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BAIN CAPITAL IX COINVESTMENT FUND, L.P.

By:	Bain Capital Partners IX, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

PROSPECT HARBOR CREDIT PARTNERS, L.P.

By:
Name:
Its:

SANKATY CREDIT OPPORTUNITIES, L.P.

By:
Name:
Its:

SANKATY CREDIT OPPORTUNITIES II, L.P.

By:
Name:
Its:

SANKATY HIGH YIELD PARTNERS III, L.P.

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

BCIP ASSOCIATES III

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP ASSOCIATES III-B

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP TRUST ASSOCIATES III

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

BCIP TRUST ASSOCIATES III-B

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

BCIP ASSOCIATES-G

By:	Bain Capital Investors, LLC
Its:	Managing General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

OTHER INVESTORS:

K&E INVESTMENT PARTNERS, LP

By:	K&E Investment Management, LLC
Its:	General Partner

By:
Name:
Its:

Signature Page to the First Amended and Restated Investor Rights Agreement

Schedule of Holders

SENSATA INVESTMENT COMPANY S.C.A.

Investor	Series 1 PECs	CPECs	Ordinary Shares

Bain:

Bain Capital Fund VIII, L.P.	108,963,504	30,558,675	174,621

Bain Capital VIII Coinvestment Fund, L.P.	33,609,888	9,425,850	53,862

Bain Capital Fund VIII-E, L.P.	50,911,536	14,278,075	81,589

Bain Capital Fund IX, L.P.	180,178,128	50,530,725	288,747

Bain Capital IX Coinvestment Fund, L.P.	12,218,544	3,426,675	19,581

Brookside Capital Partners Fund, L.P.	39,257,088	11,009,600	62,912

Prospect Harbor Credit Partners, L.P.	1,002,144	281,050	1,606

Sankaty Credit Opportunities, L.P.	1,002,144	281,050	1,606

Sankaty Credit Opportunities II, L.P.	2,755,584	772,800	4,416

Sankaty High Yield Partners III, L.P.	250,224	70,175	401

BCIP Associates III	9,640,800	2,703,750	15,450

BCIP Trust Associates III	1,925,040	539,875	3,085

BCIP Associates III-B	781,248	219,100	1,252

BCIP Trust Associates III-B	91,104	25,550	146

BCIP Associates-G	84,864	23,800	136

Other Investors:

K&E Investment Partners, L.P.	751,296	210,700	1,204